Summary Prospectus

January 28, 2026, as supplemented July 16, 2026

NEOS Boosted S&P 500® High Income ETF (XSPI)

Principal U.S. Listing Exchange: Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.neosfunds.com. You can also get this information at no cost by calling (866) 498-5677 or by sending an e-mail request to ETFInquiries@neosinvestments.com. The current prospectus and statement of additional information, dated January 28, 2026, as supplemented, are incorporated by reference into (legally made a part of) this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts, and bid-ask spreads can be found at www.neosfunds.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — NEOS Boosted S&P 500® High Income ETF

Investment Objective

The NEOS Boosted S&P 500® High Income ETF (the “Fund”) seeks to boost performance by generating high monthly income in a tax efficient manner with the potential for enhanced equity appreciation in rising markets.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.98%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.98%
(1)	Estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$100
3	$312

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. The Fund’s portfolio turnover rate is only shown once the Fund has completed its first fiscal period of operations.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by:

(i) investing in a portfolio of stocks that make up the S&P 500® Index (the “S&P 500®” or the “Reference Index”) and utilizing a call options strategy, which primarily consists of writing (selling) call options on the Reference Index (“SPX call options”) to provide high monthly income; and

(ii) “boosting” (i.e., obtaining additional) the Fund’s long exposure to the Reference Index by utilizing a synthetic options strategy and “boosting” the monthly income earned for the Fund by writing (selling) additional SPX call options.

The first and second components of the Fund’s strategy are discussed below under “NEOS S&P 500® High Income Strategy” and “Boosted/Levered Strategy for Added Exposure to SPYI Underlying Strategies” respectively.

NEOS S&P 500® High Income Strategy

This component of the Fund’s strategy is designed to follow the underlying strategies of the NEOS S&P 500® High Income ETF (“SPYI”). SPYI invests in a portfolio of stocks that make up the S&P 500® and generates high monthly income primarily by writing SPX call options. The Fund will do the same, as explained below.

S&P 500® Equity Strategy

The Fund, while not an index fund, will generally use a “replication” strategy to invest in the S&P 500®, meaning the Fund will generally invest in all of the component securities of the S&P 500® in the same approximate proportions as in the S&P 500®. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the S&P 500® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the S&P 500® as a whole, when NEOS Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), believes it is in the best interests of the Fund (e.g., when replicating the S&P 500® involves practical difficulties or substantial costs, a S&P 500® constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the S&P 500®).

The S&P 500® is a market capitalization weighted index comprised of the securities of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

Income Options Strategy

The Fund primarily executes this portion of the options strategy by writing (selling) covered SPX call options. The SPX call options are covered because the Fund owns a portfolio of stocks that make up the Reference Index at the time it sells the option. The Fund’s writing (selling) of SPX call options will partially limit the ability to participate in increases in value of the Reference Index beyond a certain point. If the value of the Reference Index increases, the Fund’s exposure to the Reference Index would allow the Fund to experience similar percentage gains. However, if the value of the Reference Index appreciates beyond the strike price of one or more of the SPX call option contracts that the Fund has sold to generate income, the Fund will lose money on those written call positions, and the losses will, in turn, limit the upside return of the Fund’s exposure to the Reference Index. As a result, this portion of the Fund’s strategy (i.e., the combination of the long exposure to the Reference Index and the written SPX call options) will limit the Fund’s participation in gains of the Reference Index beyond a certain point. This strategy effectively converts a portion of the potential upside of the Reference Index into current income. The Fund seeks to generate high income from the premiums earned from the SPX call options as well as the dividends received from the Fund’s equity holdings. “High” income is intended to convey that the strategy is designed to provide investors with higher income relative to the income an investor would receive solely by owning the underlying constituents of the S&P 500®.

As an alternative to the covered call writing strategy, the Adviser may under certain circumstances enter a call spread strategy where it purchases long (bought) SPX call options in addition to the written (sold) SPX call options. The Adviser will seek to generate a net-credit in the call spread, meaning that the premium received from the sale of the SPX call options will be greater than the cost of buying the long, out-of-the-money SPX call options. The goal of the SPX options strategy is to generate high monthly income in a tax efficient manner. The Fund seeks tax efficient returns by utilizing index options such as SPX call options that qualify as “Section 1256 Contracts.” Under Internal Revenue Code rules, they will be treated as if they were sold at fair market value on the last business day of the tax year. If the Section 1256 contracts produce capital gain or loss, such gain or loss on the Section 1256 contracts open at the end of the year, or terminated during the year, are treated as 60% long term and 40% short term, regardless of how long the contracts were held. In addition, the Fund may seek to take advantage of tax loss harvesting opportunities by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

From time to time, the Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses due to the movement of the S&P 500®.

The Fund focuses primarily on SPX call options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).

Boosted/Levered Strategy for Added Exposure to SPYI Underlying Strategies

This component of the Fund’s strategy is designed to obtain additional exposure to the underlying strategies of SPYI, which are discussed in the prior section. In other words, it is designed to “boost” the Fund’s exposure to the S&P 500® Equity Strategy utilizing a synthetic options strategy (i.e., the Fund adds more long exposure to the S&P 500® through a synthetic options strategy) and “boosts” the income generated for the Fund (relative to the income through the Income Options Strategy of SPYI) by writing (selling) additional SPX call options.

Boosted S&P 500® Equity Strategy

The Fund generates additional exposure to the S&P 500® by trading options that use the S&P 500® as the reference index, which provides the economic effect of financial leverage by creating such additional exposure to the S&P 500®. Because this portion of the Fund’s long exposure to the Reference Index is obtained via options instead of owning a portfolio of stocks that make up the Reference Index, the exposure is considered to be “synthetic.” The synthetic exposure is created through the combination of purchasing SPX call options and selling SPX put options generally at the same strike price with the same expiration. This combination synthetically creates the upside and downside participation in the price returns of the S&P 500®. The Fund will primarily gain exposure to increases in value experienced by the S&P 500® through the purchase of SPX call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in value experienced by the S&P 500® through the sale of SPX put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of the S&P 500® both on the upside and downside.

Boosted Income Options Strategy

This portion of the Fund’s income generation options strategy is commonly referred to as a “synthetic covered call strategy” as opposed to a traditional covered call strategy. The reason is that in a traditional covered call strategy, an investor (such as the Fund) writes a call option on a security it owns. For the Boosted strategy, the Fund writes (sells) SPX call options while having synthetic long exposure to the S&P 500® rather than owning the constituents of the S&P 500®. By writing (selling) SPX call options, the Fund will limit its ability to participate in increases in value of the synthetic S&P 500® exposure beyond a certain point. If the price of the S&P 500® increases, the above-referenced S&P 500® synthetic long exposure allows the Fund to experience similar percentage gains. However, if the S&P 500® price appreciates in value beyond the strike price of one or more of the SPX call option contracts that the Fund has written to boost its income, the Fund will lose money on those written call positions, and the losses will, in turn, limit the upside return of the synthetic S&P 500® exposure. As a result, this portion of the Fund’s strategy (i.e., the combination of the synthetic S&P 500® exposure and the additional, written SPX call options) will limit the Fund’s participation in gains of the S&P 500® beyond a certain point. This strategy effectively converts a portion of the potential upside of the S&P 500® into current, additional income. The Fund seeks to boost the income it generates from the premiums earned from the SPX call options.

The Fund’s exposure to the underlying strategies of SPYI, combined with the boost from the additional long exposure to the S&P 500® through a synthetic options strategy and the additional income through a synthetic SPX covered call strategy, is designed to provide the Fund with investment exposure equal to approximately 150% of SPYI.

The goal of the Fund’s equity and income strategies is to support monthly distributions at an annualized rate (after fees and expenses) of 15-18%. This goal is merely aspirational as the Fund is not a managed distribution fund that will meet a distribution target regardless of Fund returns. The range provided is based on SPYI’s annualized distribution rate since inception on August 30, 2022, and represents what an investor in the Fund would receive if SPYI’s annualized distribution remained the same going forward. Actual distributions may be higher or lower depending on market conditions and the Fund’s results. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may be treated for accounting or tax purposes as income or as a return of capital. Return of capital represents a return of a portion of the Fund shareholder’s invested capital, does not reflect traditional income such as dividends or interest. and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. However, a return of capital may result in an increase in a later gain on a sale of Shares or a reduction of a loss. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments fall within the target range without some return of capital.

The Fund is considered to be non-diversified. The Fund may be diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Reference Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Reference Index.

Additionally, the Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities, or derivative instruments linked to securities, of companies that are included in the Reference Index. For purposes of the 80% policy, the value of such derivative instruments shall be determined on a daily mark-to-market basis.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Reference Index above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Reference Index until the option expires or is closed out.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Relatively small market movements may result in large changes in the value of leveraged position and can result in losses that greatly exceed the amount originally invested.

Absence of Prior Active Market Risk. While the Fund’s shares (“Shares”) are listed on Nasdaq Stock Market LLC (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. The Fund may invest in up to 100% of the constituents of the S&P 500®, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to limit damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Distribution Risk. The Fund’s estimated distributions are not guaranteed to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. There is no guarantee that the Adviser will be successful in its attempt to have the Fund’s distribution payments fall in the specified range without some return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit.

●	Return of Capital Tax Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Shares are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Additionally, purchases and redemptions of creation units primarily with cash rather than through in-kind delivery of portfolio securities may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses that it might not have incurred if it made a redemption in-kind, and therefore decrease the Fund’s NAV to the extent not offset by a transaction fee payable by an AP.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

New Fund Risk. The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk. Because the Fund’s equity strategy seeks to closely track the composition of the Reference Index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being non-diversified under the 1940 Act. A non-diversified portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Sector Risk. Sector risk is the possibility that securities within the same sectors will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Reference Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Performance

The Fund is new, and therefore, no performance information is presented for the Fund. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting the Fund’s website at www.neosfunds.com or by calling (866) 498-5677.

Management

Investment Adviser

NEOS Investment Management, LLC

Portfolio Managers

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Mr. Cates and Mr. Paolella are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For more information, visit www.neosfunds.com or call (866) 498-5677.